UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number: 811-22794

Gator Series Trust

 (Exact name of registrant as specified in charter)

100 South Ashley Drive, Suite 895

Tampa, FL  33602

 (Address of principal executive offices)(Zip code)

Derek Pilecki

100 South Ashley Drive, Suite 895

Tampa, FL  33602

 (Name and address of agent for service)

With copy to:

Jeffrey T. Skinner, Esp.

Kilpatrick Townsend & Stockton LLP

1001 West Fourth Street

Winston-Salem, NC  27101

Registrant’s Telephone Number, including Area Code:  813-282-7870

Date of fiscal year end: March 31

Date of reporting period: September 30, 2019

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.  Reports to Stockholders.

Gator Financial Fund

Institutional Class (GFFIX)

Semi-Annual Report

September 30, 2019

(Unaudited)

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website www.gatorcapital.com/mutual-funds and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by following the instructions included with paper Fund documents that have been mailed to you.

GATOR FINANCIAL FUND

SHAREHOLDER LETTER

SEPTEMBER 30, 2019 (UNAUDITED)

November 27, 2019

Dear Gator Financial Fund Shareholders:

We are pleased to provide you with the Gator Financial Fund’s (the “Focus Fund”) semi-annual shareholder letter.  This letter covers the semi-annual period from April 1, 2019 through September 30, 2019. Below, we have provided an update regarding the Financial Fund’s performance, a summary investment thesis behind Ares Management, and a list of the Financial Fund’s top ten equity holdings as of September 30, 2019.

Review of Performance

We believe the Financial Fund differentiates itself by holding a concentrated stock portfolio of financial services companies which we generally hold for significant periods of time resulting in relatively low turnover. The Financial Fund has underperformed its benchmark, the Russell 2000 Index®, from the Focus Fund’s inception on April 24, 2013 through September 30, 2017. Returns for the Focus Fund and its primary benchmark, the Russell 2000 Index® for the period April 24, 2013 through September 30, 2017 are summarized below:

Performance Returns Through 09/30/19
							Annualized Since Inception
	2019 YTD	3 Months	6 Months	1 Year	3 Years	5 Years
GFFIX	23.86%	1.34%	3.64%	-4.90%	9.84%	1.10%	4.41%
Russell 2000 Index®	14.18%	-2.40%	-0.36%	-8.88%	8.23%	8.19%	9.48%
Russell 3000 Financials Index®	23.50%	2.64%	9.82%	8.05%	15.32%	11.79%	12.85%

The Gator Financial Fund’s inception date was April 24, 2013.  Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The Gator Focus Fund ("the Fund") imposes a 1.0% redemption fee on shares held less than 60 days. Performance data does not reflect the redemption fee, and if reflected, total returns on any shares incurring the redemption fee would be reduced. Fund performance current to the most recent month-end may be lower or higher than the performance quoted and can be obtained by calling 855-270-2678.

Investment performance reflects fee waivers in effect. In the absence of such waivers, total return would be reduced. The advisor has currently entered into a fee waiver agreement with the fund through 08/01/2024.

GATOR FINANCIAL FUND

SHAREHOLDER LETTER (CONTINUED)

SEPTEMBER 30, 2019 (UNAUDITED)

The Russell 2000 Index® measures the performance of the small-cap segment of the U.S. equity universe.  The Russell 3000 Financials Index® measures the performance of the financial services segment of the U.S. equity universe.  These are used for comparison purposes only, and are not meant to be indicative of the Gator Financial Fund’s performance, asset composition, or volatility. The performance of the Russell 2000 Index® and the Russell 3000 Financials Index® are shown with all dividends reinvested and do not reflect deductions for fees or expenses. Investors cannot invest directly in an index.

During the period from April 1, 2019 through September 30, 2019, the Focus Fund had a total return of 3.64% compared to the benchmark Russell 2000 Small Cap Index® which returned -0.36% during this period. Total return indicates the Financial Fund’s performance taking into consideration changes in the net asset value, accumulation and reinvestment of dividends, and their compounding effect over time.

During the period the Focus Fund had a few strong performing investments, such as The Carlyle Group, Fannie Mae preferred stock, Blackstone Group, One Main Financial, and Ally Financial.

However, we also had positions that did not perform well, such as Foresight Energy, BBX Capital, Brightsphere Investment, EnLink Midstream, and SunCoke Energy.

Opportunity in Growth Banks

Regional bank stocks have had a challenging period over the last 16 months.  Since June 2018, the S&P Regional Banks Select Industry Index declined by 18% and trailed the S&P 500 Index by 27%.  (chart shows -13% trailing by 26%

Source: Bloomberg

GATOR FINANCIAL FUND

SHAREHOLDER LETTER (CONTINUED)

SEPTEMBER 30, 2019 (UNAUDITED)

During this time, the median bank in this index increased earnings by 10%. Banks are expected to continue to grow earnings going forward.  Using Regions Financial (or “RF”) as an example of a generic regional bank, RF’s forward price-to-earnings (“P/E”) multiple has declined from 13.6x to 9.5x.  On a price-to-tangible book (“P/TB”) basis, RF’s multiple has declined from 2.1x to 1.4x.  This type of decline in valuation is consistent across RF’s peers.

We believe there are three main drivers for the poor performance of regional banks:

1) Change in the outlook for future interest rates,

2) Negative sentiment regarding the economy leading to credit risk fears, and

3) Poor relative strength in a stock market driven increasingly by momentum.

While we see the merits of each of these issues, we also believe there are several positive factors that offset these negatives such as continued easing of regulatory environment, strong capital discipline within the industry, and a prolonged economic cycle due to the lack of imbalances in the banking industry.  Also, we believe market sentiment around regional bank stocks will change when the Fed signals it is done cutting rates.

We like sifting through industries that have gone through tough periods in the stock market, especially ones with which we are familiar.  We like to look at companies that had the worst stock price performance to see if there are fundamental reasons for the declines or whether the stock prices are down in sympathy with the rest of the group.

In this new era of the stock market being driven by exchange-traded funds (or “ETFs”) and momentum, we think stocks with individually good investment cases get driven to levels where they are mispriced when they are included in a sector or industry that is out-of-favor with stock market investors.  One area that we currently think is mispriced is a group of banks that had high levels of organic growth over the past 5 to 10 years.  We call this group of banks “Growth Banks”.

GATOR FINANCIAL FUND

SHAREHOLDER LETTER (CONTINUED)

SEPTEMBER 30, 2019 (UNAUDITED)

The 14 Growth Banks grouped together share some similar characteristics.  They have demonstrated the ability to grow organically.  They have all grown deposits per share by at least 9% over the past 5 years.  Their stock market valuations have declined dramatically since June 2018.  The banks in this group trade at 25% to 50% discount to their historical median valuations.  These banks range in market capitalization value (or “market cap(s)”) between $1 billion and $10 billion.  We prefer smaller banks like the members of this group because they can grow faster.

How to Identify Growth Banks

We believe the most valuable banks are the ones with high profitability that can generate loan growth and deposit growth organically.  We believe the banking industry can grow loans and deposits at a rate equal to nominal GDP.  So, if economic growth averages 2.0% and inflation is 2.0%, then nominal GDP should average around 4.0%.  If the banking industry matches this, then 4.0% is our baseline for an average bank.  Since banks generate returns on equity (“ROE”) between 10% and 20%, they only need to retain a portion of their earnings to achieve average growth.  In the last few years, banks have been disciplined in returning their excess capital to shareholders through dividends and share repurchases.  However, we believe a better use of capital would be to grow their core businesses faster.  We try to identify banks that have some specialty that allows them to achieve above average industry growth through loan and deposit generation.

We identify Growth Banks by looking at the increase in the loans per share and deposits per share over an extended period of time.  By looking at these metrics on a per share basis, we are adjusting for capital actions by banks.  We are not phased by banks who grow loans and deposits by issuing shares to buy other banks.  On the other hand, if a bank is able to buy other banks at attractive prices, their per share metrics may improve.  Looking at these metrics on a per share basis also gives banks who repurchase shares regularly a benefit in their numbers.

Over the last five years, of banks with market caps above $300 million, the median bank has grown deposits per share at 6.2% per year.  If we restrict this bank universe to banks with market caps above $10 billion, the median is 7.2% per year.  We suspect most readers are surprised by these growth rates.  We are too especially when you consider the extremely high multiples investors are paying consumer packaged goods (or “CPG”) companies with low single digit growth rates.  Put simply, this group of banks grow at 6% and have 10x P/Es, but CPG companies grow 2% and trade at 25x P/Es.

Growth Banks are less dependent on near-term net interest margins

Growth banks are less dependent on changes in net interest margins for earnings growth over a 3-5 year timeframe than slow growing banks.  But, this is the opposite of what we have seen reflected in stock prices over the last 14 months.  We have seen the growth banks respond more negatively to the outlook for net interest margin compression than their slower growing peers.  Since early June 2018, the median stock price of this group

GATOR FINANCIAL FUND

SHAREHOLDER LETTER (CONTINUED)

SEPTEMBER 30, 2019 (UNAUDITED)

of 14 Growth Banks has declined 28.8%, but the SPDR S&P Regional Banking ETF has only declined 19.8%.

Aren’t the Growth Banks Asset Sensitive?

We believe the main reason this group of Growth Banks has underperformed is because they tend to be asset sensitive.  They are asset sensitive because they grow their commercial and industrial (C&I) loan portfolios and these loans tend to carry floating rates.  In addition, a few of these banks have a history of growing their more valuable non-interest bearing deposits.  Although non-interest bearing deposits are more valuable, banks with large amounts of non-interest bearing deposits are naturally more asset sensitive.

With the Growth Banks down because of interest rates, we have to ask whether we can own them despite declining rates?  Or, do we need to wait until we think interest rates have bottomed?  At what point do they get too inexpensive in the face of declining rates?  We may be at the point where the Fed is done cutting rates with the expected October rate cut and these Growth Banks may be too inexpensive at the same time.

Is Credit the Problem for Growth Banks?

In addition to asset sensitivity, we believe some investors are avoiding these Growth Banks because they perceive these banks have higher than average credit risk.  The short story goes something like this, “We’ve had 10 years of economic expansion, so a downturn is around the corner.  The banks who are most likely to get hurt in the downturn are the ones who grew the fastest into the downturn and have the least seasoned loan portfolio.”

There’s a lot to unpack in this short thesis;

1) We are on the verge of an economic downturn,

2) Banks will be the ones who suffer the most during said downturn, and

3) Loan growth comes from the banks who have the weakest underwriting.

We are sympathetic to this argument.  We think loan portfolios are difficult to analyze as outside investors.  Also, credit issues are asymmetric against shareholders.  Our approach to combat this issue is to go slowly in entering new positions and to avoid the banks with the most obvious risks in their loan portfolios such as concentrations of construction and land loans.  We meet with management teams to gauge their appetite for credit risk.  We also study their history of credit results.  So, we view credit as the largest area of study for these Growth Banks.

GATOR FINANCIAL FUND

SHAREHOLDER LETTER (CONTINUED)

SEPTEMBER 30, 2019 (UNAUDITED)

Case Study: Western Alliance Bank

Western Alliance Bank (or “WAL”) is a fast-growing regional bank headquartered in Phoenix.  The bank also has significant presence in Las Vegas, San Diego, and San Jose.  WAL has grown tangible book value (“TBV”) at an annual rate of 22.8% since 2013.  The bank is able to grow TBV so quickly because it earns a higher than average net interest margin.  The bank also grows loans and deposits at a fast pace.

1.

Fast-Growing Regional Bank

a.

National lending businesses – Western Alliance has developed several national lending businesses.  These are Homeowners Associations, Mortgage Banking Warehouse Lines, Resort Finance, Public & Non-Profit Finance, and Hotel Franchise lending.

b.

Branch-light footprint – Western Alliance is built as a modern regional bank with only 47 branches.  The average Western Alliance branch has $475 million in deposits.  This compares favorably to the average bank branch for the industry at just over $100 million.  We believe the banking industry is trending towards Western Alliance’s branch model.

c.

Technology banking – Similar to SVB Financial, which we wrote about in our April 2019 letter, Western Alliance has a thriving technology banking business.  Through their 2015 acquisition of Bridge Capital, Western Alliance attracts deposits from start-up companies in the SF Bay Area.  Western Alliance also provides capital call loans to venture capital and private equity firms.  Capital call loans allow these firms to manage the timing of calling capital from their investors.  There have been few losses in this business.

2.

Best-in-Class Operating Metrics – Western Alliance has best in class operating metrics.  The following comparisons are with peer mid-cap banks headquartered in the western states.  Return on assets (“ROA”) of 2.08% compared to peers at 1.34%, ROE of 20.4% compared to peers of 14.8%, efficiency ratio of 42.9% compared to peers of 55.6%, and net interest margin of 4.66% compared to peers of 4.15%.  Other metrics are at peer levels such as loan-to-deposit ratio of 90% compared to peers at 92%, tangible common equity to tangible assets of 10.2% compared to peers at 10.3%, and non-performing assets at 0.53% compared to peers at 0.52%.

3.

Low Valuation – Western Alliance’s current valuation is 9.8x 2019 earnings per share (“EPS”) and 9.3x 2020 EPS.  This is inexpensive compared to peers and compared to Western Alliance’s own history.  Peers currently trade at 13.5x 2019 EPS and 12.8x 2020 EPS.  Between 2012 and 2018, Western Alliance traded in a range of 12x and 20x forward EPS.  We think Western

GATOR FINANCIAL FUND

SHAREHOLDER LETTER (CONTINUED)

SEPTEMBER 30, 2019 (UNAUDITED)

Alliance should trade at valuations comparable to the best banks, which is 15x in the current environment and we believe will be higher when general bank valuations recover.

4.

Strong Deposit Franchise – Western Alliance has a strong deposit franchise with 40% non-interest bearing deposits.  Despite rapid loan growth, WAL has been able to keep its loan-to-deposit ratio below 90%.  Western Alliance is generating deposits through some of its niche businesses like Homeowners Association (or “HOA”) banking.

5.

Diversified Loan Portfolio – Western Alliance has a diversified loan portfolio with 45% in commercial and industrial lending, 35% in commercial real estate, 11% in construction and land, and 9% in residential mortgage.  The loan portfolio is also diversified geographically with 50% in National Business Lines, 20% in Arizona, 20% in California, and 10% in Nevada.

6.

Low Expense Base – Western Alliance has a low efficiency ratio of 42.9%.  Peers operate with a median 56% efficiency ratio.  Western Alliance has a low efficiency ratio due to its branch-light footprint, it higher than average loan rates, and a pay-for-performance culture.  In banking, the management teams and the investment community use efficiency ratio instead of operating margins.  The efficiency ratio is the inverse of the operating margin.

7.

Potential Geographic Expansion – WAL has expanded geographically over the past ten years and we expect them to selectively expand their footprint in the coming year.  When WAL expands geographically, they usually buy a smaller bank in the expansion city and use it as a platform to jump-start their growth.  They successfully executed this strategy with the Bridge Capital acquisition in the SF Bay Area in 2015 and Centennial Bank in Orange County in 2013.  We would expect Western Alliance to expand its footprint to Seattle, Denver, and Dallas over the next 5 to 10 years.

8.

Comfortable Capital Level – Western Alliance operates with a tangible common equity to tangible asset ratio of 10.2%.  This is higher than its larger peers and gives the bank some cushion.  Western Alliance also generates capital at a high rate, so it is less constrained when considering growth opportunities.  Because the stock has underperformed over the last 18 months, Western Alliance has used some excess capital to repurchase shares.

9.

Regional Bank Valuations – Regional bank valuations are attractive generally.  Regional banks are trading at a larger than normal discount to the broader stock market.  Usually regional banks trade at 80% of the broad stock market’s price-to-earnings ratio, but banks currently trade at 55% of the broader market.  As the regional bank sector returns to a more historical relationship with the broader market valuation, we believe Western Alliance will regain its premium valuation.

GATOR FINANCIAL FUND

SHAREHOLDER LETTER (CONTINUED)

SEPTEMBER 30, 2019 (UNAUDITED)

Concerns:

1.

Credit was Weak in GFC – During the Great Financial Crisis (or “GFC”), Western Alliance struggled with credit issues.  The bank was able to manage its way through the issues.  Heading into the GFC, Western Alliance had 70% of its loan portfolio concentrated in Nevada.   Some investors will wait to own Western Alliance until it successfully navigates a recession.

2.

Asset Sensitivity – Western Alliance is asset sensitive, so it has benefited from rising interest rates.  With interest rates declining and expectations for further declines, Western Alliance will see a decline in its net interest margin of about 5 bps for every 25 bps cut in the Fed Funds rate.

3.

Hotel Franchise Portfolio – Western Alliance has a $1.2 billion loan portfolio to franchisees of major hotel brands.  The average yield on this portfolio is 12%, they are taking some risk to earn this type of yield.  This is an additional risk factor for the bank.

We own a position in Western Alliance Bancorporation.  We think bank’s valuation will recover when the interest rate cycle turns.  In the meantime, the bank is posting double-digit organic loan and deposit growth.

Focus Fund’s Ten Largest Equity Positions at 9/30/19:

Primerica Inc.

FNMA Preferred, Series T

KKR & Co. Inc.

One Main Holdings Inc.

The Blackstone Group Inc.

Ally Financial

Voya Financial Inc.

SLM Corp.

Ambac Financial Group Inc.

Site Centers Corp.

GATOR FINANCIAL FUND

SHAREHOLDER LETTER (CONTINUED)

SEPTEMBER 30, 2019 (UNAUDITED)

Conclusion

We are working hard with our research-oriented investment approach.  It is our objective to make the Financial Fund successful in helping you compound your wealth in the years to come.

Sincerely,

Derek S. Pilecki

Portfolio Manager

Risk Definitions and Disclosures

An investment in the Fund is subject to special risks including but not limited to, small and mid-cap companies securities risk which is subject to the potential for increased volatility as a result of investing in securities that are more volatile compared to investments in more established companies.

Mutual fund investing involves risk. Such risks associated with the Fund as well as applicable investment objectives, charges and expenses must be considered carefully before investing. This and other important information about the Fund is found in the Prospectus, a copy of which or current performance information may be obtained by visiting www.gatormutualfunds.com or by contacting Mutual Shareholder Services (“MSS”) toll free at (855) 270-2678. We encourage you to read the prospectus carefully before investing.

Past performance does not guarantee future results. Loss of principal is possible. Investment returns and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. MSS serves as the Fund Transfer Agent and provides Fund Accounting and Pricing Services to the Fund.  Arbor Court Capital, LLC (“ACC”) serves as the Distributor for the Fund and is a member of FINRA and SIPC. Gregory Getts is the primary owner of MSS and of ACC.

Contact Us

Gator Financial Fund

Mutual Shareholder Services

Derek Pilecki, Portfolio Manager

8000 Town Centre Drive, Suite 400

c/o Gator Capital Management, LLC

Broadview Heights, OH  44147

100 S. Ashley Drive, Suite 895

(855) 270-2678

Tampa, FL 33602

(813) 282-7870

GATOR FINANCIAL FUND

PORTFOLIO ILLUSTRATION

SEPTEMBER 30, 2019 (UNAUDITED)

The following chart gives a visual breakdown of the Fund’s underlying securities represented as a percentage of the portfolio of investments.

Sectors are based on Morningstar® classifications.

GATOR FINANCIAL FUND

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2019 (UNAUDITED)

Shares		Value

COMMON STOCK - 82.53%

Commercial Banks - 6.71%
4,200	Ally Financial, Inc.	$ 139,272
11,500	Barclays Plc. ADR	84,410
		223,682
Drilling Oil & Gas Wells - 0.06%
99	Parker Drilling Co. *	1,873

Finance Services - 3.27%
3,200	Synchrony Financial	109,088

Hotels & Motels - 2.80%
1,800	Wyndham Hotels & Resorts, Inc.	93,132

Insurance - 9.55%
6,500	Ambac Financial Group, Inc. *	127,075
1,500	Primerica, Inc.	190,845
		317,920
Investment Advice - 12.12%
2,900	Blackstone Group, Inc.	141,636
6,500	Brightsphere Investment Group PLC	64,415
5,700	KKR & Co., Inc. Class A	153,045
2,900	Victory Capital Holdings, Inc. Class A	44,602
		403,698
Life Insurance - 4.09%
2,500	Voya Financial, Inc.	136,100

Metals & Mining - 1.18%
7,000	Suncoke Energy, Inc. *	39,480

National Commercial Banks - 3.06%
9,000	UBS Group AG (Switzerland)	101,790

Personal Credit Institutions - 8.36%
4,100	OneMain Holdings, Inc.	150,388
14,500	SLM Corp.	127,962
		278,350
Real Estate - 6.63%
23,500	BBX Capital Corp. Class A	109,745
6,000	Cushman & Wakefield PLC (United Kindom) *	111,180
		220,925

The accompanying notes are an integral part of these financial statements.

GATOR FINANCIAL FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

SEPTEMBER 30, 2019 (UNAUDITED)

Shares		Value

Services - Prepackaged Software - 2.82%
25,600	Great Elm Capital Group, Inc. *	$ 93,952

Security Brokers, Dealers & Flotation Companies - 12.87%
8,600	Credit Suisse Group AG ADR (Switzerland)	105,006
550	Goldman Sachs Group, Inc.	113,977
2,400	Morgan Stanley	102,408
1,300	Raymond James Financial, Inc.	107,198
		428,589
State Commercial Banks - 9.01%
4,300	ConnectOne Bancorp, Inc.	95,460
450	SVB Financial Group *	94,028
2,400	Western Alliance Bancorp	110,592
		300,080

TOTAL FOR COMMON STOCK (Cost $2,471,787) - 82.53%		2,748,659

LIMITED PARTNERSHIPS - 0.21%
22,900	Foresight Energy LP *	7,060
TOTAL FOR LIMITED PARTNERSHIPS (Cost $90,260) - 0.21%		7,060

PREFERRED STOCK - 4.87%
12,500	Federal National Mortgage Association, Series T, 8.25%, Perpetual *	162,375
TOTAL FOR PREFERRED STOCK (Cost $109,313) - 4.87%		162,375

REAL ESTATE INVESTMENT TRUST - 9.60%
4,100	Outfront Media, Inc.	113,898
2,000	Seritage Growth Properties *	84,980
8,000	Site Centers Corp.	120,880
TOTAL FOR REAL ESTATE INVESTMENT TRUST (Cost $288,419) - 9.60%		319,758

WARRANT - 1.99%
5,800	Zions Bancorp, N.A. *	66,352
TOTAL FOR WARRANT (Cost $95,607) - 1.99%		66,352

MONEY MARKET FUND - 0.50%
16,516	Fidelity Investments Money Market Government Portfolio - Institutional Class 1.96% **	16,516
TOTAL MONEY MARKET FUND (Cost $16,516) - 0.50%		16,516

The accompanying notes are an integral part of these financial statements.

GATOR FINANCIAL FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

SEPTEMBER 30, 2019 (UNAUDITED)

Shares	Value

INVESTMENTS IN SECURITIES, AT VALUE (Cost $3,071,902) - 99.70%	$ 3,320,720

OTHER ASSETS IN EXCESS OF LIABILITIES - 0.30%	9,837

NET ASSETS - 100.00%	$ 3,330,557

* Represents non-income producing security during the year.

** Variable Rate Security, the coupon rate shown represents the annualized yield that was in effect at September 30, 2019.

ADR - American Depositary Receipt.

LLC - Limited Liability Company

LP - Limited Partnership

PLC - Public Limited Company

The accompanying notes are an integral part of these financial statements.

GATOR FINANCIAL FUND

STATEMENT OF ASSETS AND LIABILITIES

SEPTEMBER 30, 2019 (UNAUDITED)

Assets:
Investments in Securities, at Value (Cost $3,071,902)	$ 3,320,720
Receivables:
Dividends and Interest	2,061
Due from Advisor	16,978
Prepaid Expenses	2,970
Total Assets	3,342,729
Liabilities:
Payables:
Trustee Fees	1,258
Other Accrued Expenses	10,914
Total Liabilities	12,172
Net Assets	$ 3,330,557

Net Assets Consist of:
Paid In Capital	$ 3,659,164
Accumulated Earnings (Deficit)	(328,607)
Net Assets	$ 3,330,557

Institutional Class Shares:
Net Assets	$ 3,330,557
Shares outstanding	259,864
Net asset value and offering price per share (Unlimited shares authorized at no par value)	$ 12.82
Short-term redemption price per share ($12.82 x 0.99) *	$ 12.69

* The Fund will impose a 1.00% redemption fee on shares redeemed within 60 days of purchase.

The accompanying notes are an integral part of these financial statements.

GATOR FINANCIAL FUND

STATEMENT OF OPERATIONS

        For the Six Months Ended SEPTEMBER 30, 2019 (UNAUDITED)

Investment Income:
Dividends	$ 37,335
Interest	875
Total Investment Income	38,210

Expenses:
Advisory Fees	13,076
Transfer Agent & Accounting Fees	12,817
Chief Compliance Officer Fees	7,500
Registration Fees	1,893
Audit Fees	6,017
Miscellaneous Fees	2,076
Nasdaq Fees	401
Trustee Fees	2,436
Custodial Fees	3,049
Legal Fees	14,750
Printing and Mailing	357
Total Expenses	64,372
Fees Waived and Reimbursed by the Adviser	(40,018)
Net Expenses	24,354

Net Investment Income	13,856

Net Realized and Unrealized Gain (Loss) on Investments:
Net Realized Loss on Investments	(210,262)
Net Change in Unrealized Appreciation on Investments	291,997
Net Realized and Unrealized Gain on Investments	81,735

Net Increase in Net Assets Resulting from Operations	$ 95,591

The accompanying notes are an integral part of these financial statements.

GATOR FINANCIAL FUND

STATEMENTS OF CHANGES IN NET ASSETS

	(Unaudited)
	Six Months
	Ended	Year End
	September 30, 2019	March 31, 2019
Increase in Net Assets From Operations:
Net Investment Income	$ 13,856	$ 10,234
Net Realized Gain (Loss) on Investments	(210,262)	636,912
Net Change in Unrealized Appreciation (Depreciation) on Investments	291,997	(538,957)
Net Increase in Net Assets Resulting from Operations	95,591	108,189

Distributions to Shareholders:
Total Distributions Paid	-	-

Increase (Decrease) from Shareholder Activity:
Proceeds from Sale of Shares
Institutional Class	36,331	140,701
Distributions Reinvested
Institutional Class	-	-
Cost of Shares Redeemed
Institutional Class	(10,456)	(73,043)
Net Increase from Shareholder Activity	25,875	67,658

Net Assets:
Net Increase in Net Assets	121,466	175,847
Beginning of Year/Period	3,209,091	3,033,244
End of Year/Period
	$ 3,330,557	$ 3,209,091

Share Transactions:
Shares Sold
Institutional Class	1,259	11,671
Shares Reinvested
Institutional Class	-	-
Shares Redeemed
Institutional Class	(800)	(5,875)
Net Increase in Shares	459	5,796
Shares Outstanding at Beginning of Year/Period	259,405	253,609
Shares Outstanding at End of Year/Period	259,864	259,405

The accompanying notes are an integral part of these financial statements.

GATOR FINANCIAL FUND

 INSTITUTIONAL CLASS

FINANCIAL HIGHLIGHTS

Selected data for a share outstanding throughout each year or period presented.

	(Unaudited) Six Months Ended September 30, 2019
			Years Ended
			March 31, 2019	March 31, 2018	March 31, 2017	March 31, 2016	March 31, 2015

Net Asset Value, at Beginning of Year/Period	$ 12.37		$ 11.96	$ 10.76	$ 9.12	$ 11.88	$ 13.05

Income From Investment Operations:
Net Investment Income (Loss) *	0.05		0.04	0.07	0.07	0.05	(0.03)
Net Realized and Unrealized Gain (Loss) on Investments	0.40		0.37	1.24	1.68	(2.81)	(1.14)
Total from Investment Operations	0.45		0.41	1.31	1.75	(2.76)	(1.17)

Distributions From:
Net Investment Income	-		-	(0.11)	(0.11)	-	-
Total Distributions	-		-	(0.11)	(0.11)	-	-

Net Asset Value, at End of Year/Period	$ 12.82		$ 12.37	$ 11.96	$ 10.76	$ 9.12	$ 11.88

Total Return **	3.64%	(b)	3.43%	12.15%	19.16%	(23.23)%	(8.97)%

Ratios/Supplemental Data:
Net Assets at End of Year/Period (Thousands)	$ 3,331		$ 3,209	$ 3,033	$ 2,312	$ 2,050	$ 4,804
Before Waiver
Ratio of Expenses to Average Net Assets	3.93%	(c)	3.96%	4.27%	4.86%	3.50%	3.12%
After Waiver
Ratio of Expenses to Average Net Assets	1.49%	(c)	1.49%	1.49%	1.49%	1.49%	1.49%
Ratio of Net Investment Income (Loss) to Average Net Assets	0.85%	(c)	0.32%	0.61%	0.69%	0.49%	(0.21)%
Portfolio Turnover	23.55%	(b)	53.81%	13.63%	31.70%	52.19%	29.55%

* Per share net investment income (loss) has been determined on the basis of average shares method.

** Total Return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of all Fund distributions, if any. Had the Adviser not waived its fees and reimbursed expenses, total return would have been lower.

(b) Not Annualized

(c) Annualized

The accompanying notes are an integral part of these financial statements.

GATOR FINANCIAL FUND

NOTES TO FINANCIAL STATEMENTS

SEPTEMBER 30, 2019 (UNAUDITED)

1.  ORGANIZATION

The Gator Series Trust, formally known as Endurance Series Trust prior to February 27, 2014, is an open-end investment company established under the laws of Delaware by an Agreement and Declaration of Trust dated November 29, 2012 (the "Trust Agreement"). The Trust Agreement permits the Board of Trustees to authorize and issue an unlimited number of shares of beneficial interest of separate series without par value. Currently there is only one series authorized by the Trustees.  The series currently authorized and incorporated in this report is the Gator Financial Fund (formerly known as the Gator Focus Fund) (the "Fund").  The Fund currently has one class of shares, the Institutional Class.  The Investor Class shares were liquidated on March 29, 2018.  The Fund is diversified. The Investment Adviser to the Fund is Gator Capital Management, LLC (the "Adviser" or “GCM”).

For the Fund - the Institutional Class commenced investment operations on April 24, 2013.

The Fund’s investment objective is to seek long-term capital appreciation.

2.  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the Fund's significant accounting policies. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

As an investment company, as defined in Financial Accounting Standards Board (“FASB”) Accounting Standards Update 2013-08, the Fund follows accounting and reporting guidance under FASB Accounting Standards Codification Topic 946, “Financial Services – Investment Companies.”

SECURITY VALUATIONS: All investments in securities are recorded at their estimated fair value, as described in Note 3.

CASH AND CASH EQUIVALENTS: The Fund maintains cash in accounts at a custodian bank which, at times, may exceed federally insured limits.

FEDERAL INCOME TAXES: The Fund’s policy is to continue to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of its taxable income, if any, to shareholders. Therefore, no federal income tax provision is required. It is the Fund’s policy to distribute annually, prior to the end of the calendar year, dividends sufficient to satisfy excise tax requirements of the Internal Revenue Code. This Internal Revenue Code requirement may cause an excess of distributions over the book year-end accumulated income. In addition, it is the Fund’s policy to distribute annually, after the end of the fiscal year, any remaining net investment income and net realized capital gains.

GATOR FINANCIAL FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

SEPTEMBER 30, 2019 (UNAUDITED)

The Fund recognizes the tax benefits of certain tax positions only where the positions are “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions; and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken in the Fund’s 2016, 2017, and 2018 tax returns or expected to be taken in the Fund’s 2019 tax returns. The Fund identifies its major tax jurisdiction as U.S. Federal tax authorities; however, the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the six months ended September 30, 2019, the Fund did not incur any interest or penalties.

DISTRIBUTIONS TO SHAREHOLDERS: Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.  The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for Federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gain for Federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of the net assets based on their ultimate characterization for Federal income tax purposes.  Any such reclassifications will have no effect on net assets, results of operations or net asset value per share of the Fund.

USE OF ESTIMATES: The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period.  Actual results could differ from those estimates.

SHARE VALUATION: The Fund’s net asset value (“NAV”) is calculated once daily, at the close of regular trading hours on the New York Stock Exchange (the “NYSE”) (generally 4:00 p.m. Eastern time) on each day the NYSE is open.  The NAV is determined by totaling the value of all portfolio securities, cash and other assets held by the Fund, and subtracting from that total all liabilities, including accrued expenses.  The total NAV, is divided by the total number of shares outstanding, to determine the NAV of each share.

REDEMPTION FEE: To discourage short-term trades by investors, and to offset any transaction and other costs associated with short-term trading, the Fund will impose a redemption fee, of 1.00% of the total redemption amount (calculated at fair value) if shares are redeemed within 60 days of initial purchase. Redemption fees are retained by

GATOR FINANCIAL FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

SEPTEMBER 30, 2019 (UNAUDITED)

the Fund. There was $0 in redemption fees collected for the Fund during the six months ended September 30, 2019.

OTHER: The Fund records security transactions on the trade date. The highest cost method is used for determining gains or losses for financial statement and income tax purposes.  Dividend income is recognized on the ex-dividend date. Interest income is recognized on an accrual basis.  Discounts and premiums on securities purchased are accreted and amortized, over the lives of the respective securities. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the appropriate country’s rules and tax rates.

SUBSEQUENT EVENTS: The Fund is required to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the Statement of Assets and Liabilities.  Management has evaluated the impact of all subsequent events on the Fund through the issuance date of these financial statements and has noted no such events requiring accounting or disclosure.

3.  SECURITIES VALUATIONS

The Fund utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to the valuation methods. The three levels of inputs are:

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

GATOR FINANCIAL FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

SEPTEMBER 30, 2019 (UNAUDITED)

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

FAIR VALUE MEASUREMENTS:  A description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis follows:

Equity securities (common stock including ADRs, and Warrants) - Equity securities are valued by using market quotations furnished by a pricing service when the Adviser believes such prices accurately reflect the fair market value of such securities. Securities that are traded on any stock exchange are valued by the pricing service at the last quoted sale price. Lacking a last sale price, an exchange traded security is valued by the pricing service at its last bid price.  Generally if the security is traded in an active market and is valued at the last sales price, the security is categorized as a Level 1 security. When the security position is not considered to be part of an active market or when the security is valued at the bid price the position is generally categorized as Level 2. When market quotations are not readily available, when the Adviser determines that the market quotation or the price provided by the pricing service does not accurately reflect the current fair value or when restricted or illiquid securities are being valued, such securities are valued at a fair value as determined by the Adviser in good faith, in accordance with guidelines adopted by and subject to review of the Board and are categorized in Level 2 or Level 3, when appropriate.

Money market mutual funds are generally priced at the ending value of $1 NAV per share provided by the service agent of the money market fund. These securities will be categorized as Level 1 securities.

Short term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation. These securities are categorized as Level 2 or Level 3, when appropriate.

The following table summarizes the inputs used to value the Fund’s assets measured as of September 30, 2019:

Valuation Inputs of Assets	Level 1	Level 2	Level 3	Total
Common Stock	$ 2,748,659	$ -	$ -	$ 2,748,659
Limited Partnerships	7,060	-	-	7,060
Preferred Stock	162,375	-	-	162,375
Real Estate Investment Trust	319,758	-	-	319,758
Warrant	66,352	-	-	66,352
Money Market Fund	16,516	-	-	16,516
Total	$ 3,320,720	$ -	$ -	$ 3,320,720

GATOR FINANCIAL FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

SEPTEMBER 30, 2019 (UNAUDITED)

The Fund did not hold any Level 3 assets (those valued using significant unobservable inputs) during the six months ended September 30, 2019. Therefore a reconciliation of assets in which significant unobservable inputs were used in determining fair value is not applicable.

The Fund did not hold any derivative instruments at any time during the six months ended September 30, 2019. For more detail on the industry classification of investments, please refer to the Fund’s Schedule of Investments. The Fund had no transfers into or out of Level 2 or Level 3 during the six months ended September 30, 2019. It is the Fund’s policy to recognize transfers into or out of the Levels as of the end of the reporting period.

4.  RELATED PARTY TRANSACTIONS

INVESTMENT ADVISER:  Gator Capital Management, LLC, serves as investment Adviser to the Fund. Subject to the supervision and direction of the Trustees, the Adviser manages the Fund’s investments to be sure they are made in accordance with the Fund’s stated investment objectives and policies. The fees paid to the Adviser are governed by an investment management agreement ("Management Agreement") between the Trust, on behalf of the Fund, and the Adviser.  Effective June 1, 2017, the Fund paid the Adviser, on a monthly basis, an annual advisory fee equivalent to 0.80% of the Fund's average daily net assets

For the six months ended September 30, 2019, the Adviser earned $13,076 from the Fund for advisory fees.  During the same period, the Adviser waived and reimbursed $40,018 in expenses pursuant to the Expense Limitation Agreement.  At September 30, 2019, the Adviser owed the Fund $16,978 for waived fees and expenses.

The Adviser has contractually agreed to waive or reimburse expenses, through August 1, 2024 for the Fund to ensure that total annual operating expenses of the Fund after fee waivers and reimbursements (exclusive of any 12b-1 fees, taxes, short selling expenses, interest, brokerage fees and commissions, expenses incurred in connection with any merger or reorganization, or extraordinary expenses such as litigation) will not exceed 1.49% of average daily net assets attributable to the Fund. These fee waivers and expense reimbursements are subject to possible recoupment from the Fund within thirty six months following the date such waiver or reduction occurred, if the Fund is able to make the payment without exceeding the 1.49% expense limitation or the expense limitation in effect at the time of the waiver, whichever is lower.  Below is a table that shows the amounts that the Adviser has available for recoupment and the expiration dates of such amounts.  This agreement may be terminated only by the Fund’s Board of Trustees, on 60 days written notice to the Fund’s Adviser.  At March 31, 2019, the expense waivers subject to recoupment were as follows:

GATOR FINANCIAL FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

SEPTEMBER 30, 2019 (UNAUDITED)

Fiscal Year Ended	Recoverable Through	Amount
March 31, 2017	March 31, 2020	$85,392

Fiscal Year Ended	Recoverable Through	Amount
March 31, 2018	March 31, 2021	$80,558

Fiscal Year Ended	Recoverable Through	Amount
March 31, 2019	March 31, 2022	$78,089

TRUSTEE FEES: Officers of the Trust and Trustees who are “interested persons” of the Trust or the Adviser will receive no salary or fees from the Trust.  Each Trustee who is not an “interested person” receives a fee of $1,000 per year plus $500 per Trust meeting attended in person and $250 per Trust meeting attended by telephone.  The Trust reimburses each Trustee and officer for his or her travel and other expenses relating to attendance at such meetings.

5.  INVESTMENTS

For the six months ended September 30, 2019, the cost of purchases and the proceeds from sales, other than U.S. Government Securities, and short-term securities, aggregated $785,742 and $748,365, respectively for the Fund.

6.  TAX MATTERS

For Federal income tax purposes, the cost of investments owned at September 30, 2019, was $3,071,902. At September 30, 2019, the composition of unrealized appreciation (the excess of value over tax cost) and depreciation (the excess of tax cost over value) on investments was as follows:

Gross unrealized appreciation on investment securities	$580,226
Gross unrealized depreciation on investment securities	(331,408)
Net unrealized depreciation on investment securities	$ (248,818)

As of March 31, 2019 the components of accumulated earnings (loss) on a tax basis were as follows:

Deferred Late Year Ordinary Loss

                                          $       (183)

Net Unrealized Depreciation

                              (43,179)

Capital Losses Carried Forward

                                            (380,836)

Total

                                          $(424,198)

The difference between book and tax basis unrealized depreciation is attributable to the tax deferral of losses and adjustments for partnerships.

GATOR FINANCIAL FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

SEPTEMBER 30, 2019 (UNAUDITED)

The Fund has $132,145 and $248,691 available short term and long term, respectively, capital loss carryforwards that have no expiration date.

The Fund paid an ordinary income distribution of $27,414 for the year ended March 31, 2018.

The Fund did not pay any distributions for the six months ended September 30, 2019, and the year ended March 31, 2019.

Permanent book and tax differences attributable to the reclassification of Fund distributions resulted in the following reclassifications on the Statement of Assets and Liabilities for the year ended March 31, 2019:

Paid in Capital	Accumulated Earnings (Deficit)
($23,757)	$23,757

7.  CONTROL AND OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the Fund, under section 2(a)(9) of the Investment Company Act of 1940, as amended.  As of September 30, 2019, the Pilecki Family owned approximately 43.89% of the Fund.

8.  COMMITMENTS AND CONTINGENCIES

In the normal course of business, the Fund may enter into contracts that may contain a variety of representations and warranties and provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated; however, management considers the risk of loss from such claims to be remote.

GATOR FINANCIAL FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

SEPTEMBER 30, 2019 (UNAUDITED)

9. NEW ACCOUNTING PRONOUNCEMENTS

In August 2018, FASB issued Accounting Standards Update No. 2018-13 (“ASU 2018-13”), “Disclosure Framework – Changes to the Disclosure requirements for Fair Value Measurement,” which amends the fair value measurement disclosure requirements of ASC Topic 820 (“ASC 820”), “Fair Value Measurement.”  ASU 2018-13 includes new, eliminated, and modified disclosure requirements for ASC 820.  In addition, ASU 2018-13 clarifies that materiality is an appropriate consideration of entities when evaluating disclosure requirements.  ASU 2018-13 is effective for all entities for fiscal years beginning after December 15, 2019, including interim periods therein.

On October 4, 2018, the SEC amended Regulation S-X to require certain disclosure requirements to conform them to US Generally Accepted Accounting Principles for investment companies. Effective November 5, 2018, the Fund’s adopted disclosure requirement changes for Regulation S-X and these changes are reflected throughout this report. The Fund’s adoption of those amendments, effective with the financial statements prepared as of September 30, 2019, had no effect on the Fund's net assets or results of operations.

GATOR FINANCIAL FUND

EXPENSE ILLUSTRATION

SEPTEMBER 30, 2019 (UNAUDITED)

Expense Example

As a shareholder of the Gator Financial Fund (the “Fund”), you incur two types of costs: (1) transaction costs which consist of redemption fees; and (2) ongoing costs which consist of management fees and other Fund expenses.  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, April 1, 2019 through September 30, 2019.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in this Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Gator Financial Fund - Institutional Class	Beginning Account Value	Ending Account Value	Expenses Paid During the Period*
	April 1, 2019	September 30, 2019	April 1, 2019 to September 30, 2019

Actual	$1,000.00	$1,036.38	$7.61
Hypothetical
(5% Annual Return before expenses)	$1,000.00	$1,017.60	$7.54

* Expenses are equal to the Fund's annualized expense ratio of 1.49%, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

GATOR FINANCIAL FUND

ADDITIONAL INFORMATION

SEPTEMBER 30, 2019 (UNAUDITED)

Portfolio Holdings – The Fund files a complete schedule of investments with the SEC for the first and third quarter of each fiscal year on Form N-Q.  The Fund’s first and third fiscal quarters end on June 30 and December 31. The Form N-Q filing must be made within 60 days of the end of the quarter. The Fund’s Form N-Q is available on the SEC’s website at http://sec.gov, or may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (call 1-800-732-0330 for information on the operation of the Public Reference Room).  You may also obtain copies by calling the Fund at 1-855-270-2678, free of charge.

Proxy Voting - A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies during the 12-month period ended June 30, are available without charge upon request by (1) calling the Fund at 1-855-270-2678 and (2) from Fund documents filed with the Securities and Exchange Commission ("SEC") on the SEC's website at www.sec.gov.  A review of how the Fund voted on company proxies can be obtained at our transfer agent’s website, www.mutualss.com.

Additional Information - The Fund's Statement of Additional Information ("SAI") includes additional information about the trustees and is available, without charge, upon request.  You may call toll-free 1-855-270-2678 to request a copy of the SAI or to make shareholder inquiries.

 Annual Approval of Investment Advisory Agreement – At a meeting held on June 5, 2019, the Investment Advisory Agreements between Gator Capital Management, LLC (“Adviser”) and the Focus Fund (the “Investment Advisory Agreement”) was approved for an additional year.  Counsel directed the Board’s attention to a memorandum prepared by legal counsel setting forth the Board’s fiduciary duties, responsibilities and the factors to be considered in evaluating the renewal of the Investment Advisory Agreements.  Counsel then summarized the applicable regulatory requirements and the fiduciary duties of the Board, including the duties of the Independent Trustees, related to the renewal of an investment advisory agreement.

Counsel reviewed with the Board the U.S. Supreme Court’s decision in Jones v. Harris Associates.  He explained that the Court’s holding generally confirmed that boards should continue to follow standards established thirty years ago in Gartenberg v. Merrill Lynch Asset Management for determining when investment advisory fees for mutual funds are excessive.  Counsel further explained to the Board that these standards emphasize applying a process that gives due consideration to all relevant factors.  He noted that, in addition to reaffirming the Gartenberg standards, the Court suggested in Jones v. Harris Associates that a mutual fund board should consider, among other things, differences in fees charged, and services provided, by a fund’s adviser to institutional client accounts that may be similar to the fund, to the extent that the board finds such factors relevant.  The Adviser then discussed the fees charged and services provided to Adviser’s clients other than the Funds, and the differences between servicing those

GATOR FINANCIAL FUND

ADDITIONAL INFORMATION (CONTINUED)

SEPTEMBER 30, 2019 (UNAUDITED)

clients and the Funds.  The Adviser then responded to questions from the Independent Trustees regarding the information the Adviser provided.

Counsel noted that prior to the meeting, the Board received and reviewed certain materials concerning the Investment Advisory Agreement renewal.  The materials included:  (i) a memorandum prepared by legal counsel setting forth the Board’s fiduciary duties, responsibilities and the factors they should consider in their evaluation of the renewal of the Investment Advisory Agreement; (ii) a copy of the Adviser’s responses to a request for information necessary to evaluate the terms of the Investment Advisory Agreement renewal (the “Adviser Questionnaire”); (iii) a copy of Form ADV, Part I and Part 2 for the Adviser’s; and (iv) a copy of the Investment Advisory Agreement.

Counsel reviewed the Adviser Questionnaire with the Board.  The Adviser Questionnaire provided to the Board contained detailed information concerning the Adviser and the Investment Advisory Agreement renewal, including:  (i) information on the Adviser’s business and services; (ii) information concerning the employees of the Adviser who serviced the Fund; (iii) information on the Adviser’s financial status; (iv) performance information comparing the Fund to other, similar mutual funds; (v) information on the Adviser’s trading and brokerage practices; and (vi) other information concerning the Adviser.

A discussion ensued concerning the approval of the Investment Advisory Agreement.  The Trustees considered the terms and conditions of the existing Investment Advisory Agreement that was being renewed, noting that the terms and conditions were the same, including the provision for advisory fees.

After discussion, the Board of Trustees decided to approve the renewal of the Investment Advisory Agreement for a one-year period based upon their evaluation of:  (i) the nature, extent and quality of the services provided; (ii) the performance of the Fund; (iii) the costs of the services being provided and profits to be realized by the Adviser from the Fund, taking into account the Adviser’s entrepreneurial risk in organizing the Fund and bearing certain costs until the Fund’s assets increase; and (iv) the extent to which economies of scale would be realized as the Fund grows and whether advisory fee levels reflect these economies of scale for the benefit of each Fund’s investors.  In this regard, the Board considered the following matters:

1.  Services to be Provided.  The Trustees considered the nature, quality and scope of the investment advisory services that had been provided to the Fund by the Adviser in the past and the services that were expected to continue in the future.  The Board reviewed the Adviser’s services since inception, including its portfolio management of the Fund, coordination of services among the Fund’s service providers, compliance procedures and practices, and distribution efforts for the Fund.  The Board also noted that the Trust’s president is an employee of the Adviser, and serves the Trust without additional compensation from the Trust.  After reviewing the foregoing

GATOR FINANCIAL FUND

ADDITIONAL INFORMATION (CONTINUED)

SEPTEMBER 30, 2019 (UNAUDITED)

information and further information in the Adviser Questionnaire Response (e.g., descriptions of the Adviser’s business and the Adviser’s Form ADV), the Board concluded that the quality, extent, and nature of the services to be provided by the Adviser are satisfactory for the Fund.

2.  Performance Results.  The Trustees considered the performance results of the Fund over various time periods.  They reviewed information comparing the Fund’s performance with the performance of other, similar mutual funds and with its benchmark indices.  Mr. Pilecki briefly discussed some of the comparable funds.  The Board reviewed the performance information provided.  The Board noted that the Fund outperformed its benchmark year-to-date, and that the Adviser continued to manage the Fund in accordance with its investment strategy, as outlined in its registration statement.  Performance was considered on a relative and absolute basis.  Following further discussion, the Board concluded that the Fund’s performance was satisfactory.

3.  Costs of Services to be Provided and Profitability of the Adviser.  The Trustees considered the investment advisory fees and other expenses paid by the Fund directly and in comparison to information regarding the fees and expenses incurred by other, similar mutual funds.  It also was noted that the Fund’s current expense ratio as a percentage of average net assets after expense waivers and reimbursements was reasonable.  The Trustees also discussed the current Expense Limitation Agreement, the fact that the Adviser was waiving fees and reimbursing expenses, and the amount of fees waived and expenses reimbursed.  The Trustees concluded that the fees paid to the Adviser by the Fund are appropriate and within the range of what would have been negotiated at arm’s length.

4.  Economies of Scale and Fee Levels.  In this regard, the Board considered that the Fund’s fee arrangement with the Adviser involves both a management fee and an Expense Limitation Agreement.  The Board noted that, while the management fee would remain the same at all asset levels, the Fund’s expenses would be supplemented by the Adviser for the foreseeable future, and the Fund will benefit from economies of scale under its agreements with service providers as the Fund grows.

Concluding, the Advisory Agreement was approved for another year.

This Page Was Left Blank Intentionally

Gator Financial Fund

Item 2. Code of Ethics.

(a)As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b) For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3) Compliance with applicable governmental laws, rules, and regulations;

(4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5) Accountability for adherence to the code.

(c) Amendments:  During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d) Waivers:  During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e) The Code of Ethics is not posted on registrant’s website.

(f) A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

(a) The registrant’s Board of Trustees has determined that it does not have an audit committee financial expert serving on its audit committee.  At this time, the registrant believes that the experience provided by each member of the audit committee together offer the registrant adequate oversight for the registrant’s level of financial complexity.

Item 4. Principal Accountant Fees and Services.  Not applicable.

Item 5. Audit Committee of Listed Companies.  Not applicable.

Item 6.  Schedule of Investments.  Not applicable – schedule filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable.

Item 8.  Portfolio Managers of Closed-End Funds.  Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Funds.  Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant's board of trustees.

Item 11.  Controls and Procedures.

(a) The Principal Executive and Financial Officers concluded that the Registrant's Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing of this report.

(b)There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal half-year that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure Securities Lending Activities for Closed-End Management Investment Companies.  Not applicable.

Item 13.  Exhibits.

(a)(1)

EX-99.CODE ETH.  Not applicable.

(a)(2)

EX-99.CERT.  Filed herewith.

(a)(3)

Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable.

(b)

EX-99.906CERT.  Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Gator Series Trust

By /s/Derek Pilecki

     Derek Pilecki

     President and Secretary

Date: January 2, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/Derek Pilecki

     Derek Pilecki

     President and Secretary

Date: January 2, 2020

By /s/Erik Anderson

     Erik Anderson

     Treasurer

Date: January 2, 2020